Exhibit 99.1
PROFESSIONAL DIVERSITY NETWORK Technology Driven Solution to a Diverse Workforce www.prodivnet.com

SAFE HARBOR Notice Regarding Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding Professional Diversity Network’s (“PDN” or the “Company”) expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the Company’s preliminary prospectus and filings with the Securities and Exchange Commission (the “SEC”). Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. These risk factors are listed from time to time in PDN’s SEC filings, including but not limited to its Form 10-K filed on March 27, 2014. PDN does not assume any obligation to publicly update or revise any forward-looking statements for any reason. *

Ticker: NASDAQ: IPDN Shares Outstanding 12.6 million Key Management Ownership 61.1% Founded in 2003, headquartered in Chicago Provides an online relationship recruitment platform that harnesses the natural engagement of affinity networking Addresses the highly-fragmented diversity recruitment market Operates eight distinct diversity recruitment sites with over 3 million total registered users Services companies who employ over 22% of the workforce by helping them comply with OFCCP regulations designed to identify and prevent barriers to Equal Opportunity Employment WHO WE ARE *As of December 31, 2014 *

WHY INVEST IN PDN Solid balance sheet supported by $11 million in cash with no debt and over $54.5 million of stockholders’ equity PDN is uniquely positioned to be the leading resource to reach and recruit diverse talent among the audience of almost 72MM women and 55MM diverse Americans in the US workforce* Intensifying regulations to hire diverse candidate have intensified employers need for diversity recruitment outreach and hiring Increasing momentum: $8.3 million in unaudited sales bookings in the fourth quarter of 2014, versus $1.5 million during the fourth quarter of 2013, online recruitment gross profit margins of over 70% Registered users in 2014 increased 14%, with over 3.11MM users in our user base and over 600,000 in our NAPW database Proprietary technology now increasing web traffic, job seeker applications and operating efficiencies Currently providing diversity recruitment services for some of the nations largest employers * * Source: Catalyst.org

OUR 360 DEGREE DIVERSITY RECRUITING SOLUTIONS * Nationwide Networking Conferences, Events & Career Fairs Compliance Suite Targeted Email Campaigns Employer Dashboard Smart Online Resume Builder Recruitment Media Campaigns Social Media Platforms Talent Communities Sourcing + Text Message Jobs + Applies

MOBILE AND TABLET FRIENDLY One site for every screen provides a consistent experience. GEOGRAPHICALLY AND OCCUPATIONALLY TARGETED Culturally relevant recruitment for active and passive candidates. Promotion of corporate culture of diversity and inclusion. Connect and network with recruiters and diverse talent. SEMANTIC SEARCHING (EMPLOYER OR SEEKER) Advanced analytics to match diverse talent to career opportunities. Incorporation of location, current trends, word variations and other natural language elements. OUR 7 AFFINITIES WHAT WE OFFER Black Professionals

MEMBERSHIP GROWTH 1. Year ending December 31st of each year 2. Monthly average of a 12 month period 3. Does not include NAPW membership 4. 2013 and 2014 includes partner membership 5. As of September 2014 *

Professional Diversity Network has Over 50 Diversity Organizations, Not-for-Profits and Media Partners STRATEGIC PARTNERSHIPS ACCESSIBLE.ORG

PROVEN RESULTS Inclusion & Diversity at The McGraw-Hill Companies Diversity is a core value of The McGraw-Hill Companies, and our commitment to a diverse work environment spans generations. Today, our reputation for integrity, quality and innovation depends on our ability to transform the diverse experiences, perspectives and ideas of our employees into outstanding information services and analysis that meet the financial, education and business needs of our customers worldwide. I believe that we are at our best when the men and women of The McGraw-Hill Companies work and thrive in a dynamic environment where inclusion is encouraged, differences are respected, and diversity is of paramount importance. Harold McGraw III Chairman, President and CEO “The McGraw-Hill companies have worked with iHispano since 2005 to increase their diversity talent pipeline of candidates, and Professional Diversity Network is our go-to solution to build a diverse work environment.” Peter Castillo Senior Director, Talent Acquisition *

* WOMEN’S MEDIAN EARNINGS 80% OF MEN’S 78MM WOMEN IN LABOR FORCE BY 2018 73% WHITE COLLAR IN 2013 8.6MM WOMEN-OWNED BUSINESSES NAPW Online Networking Site Connecting Emerging Business Owners and New Customers Women Are Projected To Make Up 51% of the Increase in the Workforce Through ’18 And Make the Purchasing Decisions for Themselves and Their Families Source: Catalyst.org NATIONAL ASSOCIATION OF PROFESSIONAL WOMEN

STAR JONES President A well-respected, sought-after commentator and women’s and diversity advocate, Star is a highly accomplished attorney, former NYC prosecutor, entrepreneur, businesswoman, philanthropist, best-selling author and PDN/NAPW President. Star’s guest commentator appearances provide national exposure, promotion and credibility for PDN/NAPW in major broadcast markets and online, raising awareness of PDN products and services, creating new demand from potential clients. As the National Volunteer for the American Heart Association, Star positively impacts the lives of all women by empowering them to take action, stand stronger and join the fight against heart disease. PDN AND NAPW “STAR” POWER STAR JONES, PRESIDENT *

MULTICULTURAL AMERICA Source: Bureau of Labor Statistics’ “The Employment Situation—June 2012” U.S. Census data estimates that by 2050, 83% of the growth in the working age population will be comprised of new immigrants and their children. Continuing Population Shift Is Changing The Professional Workforce *

GROWING DIVERSIFIED REVENUE COMPONENTS OF PROFESSIONAL NETWORKING Digital Diversity Recruitment to Leading Fortune 1,000 Employers Our direct sales force bookings increased by 400% in 2014 with over 70% Gross Profit Margins Premium Memberships for National Association of Professional Women Over 60,000 members receive enhanced benefits for annual membership fee Education Referrals to Diverse Job Seekers Career counseling services to over 1 million job seekers annually resulting in revenue from career and education referrals Diversity Career Networking Events Producing 20 professional networking events held throughout the country, hosted and managed by our recently acquired events division Sales of Recruitment Services for Diverse Professional Organizations PDN operates job boards and distributes job postings and recruitment advertising for numerous diverse professional organizations and websites *

FINANCIAL HIGHLIGHTS Through September 30, 2014 Solid balance sheet supported by $11 million in cash with no debt and over $54.5 million of stockholders’ equity High gross profit margin online recruitment products Strong liquidity position provides resources to support long-term growth strategy Successfully completed two acquisitions in 2013 adding technology strength, product offering breadth, depth and growth of brand awareness Acquired the National Association of Professional Women (NAPW) in September 2014 and the assets of Global Outreach Ventures in November 2014 Booked revenues in the 4th quarter of 2014 exceeded $8.3 million compared to $1.5 million in the same quarter of 2013 Large and growing addressable market for diverse talent and professional networking *

BALANCE SHEET * All figures in $ Year Ended December 31, 2013 9 Months Ended September 30, 2014 Assets $22,020,197 $77,370,283 Current Assets $20,053,701 $14,236,460 Cash and Short Term Investments $18,736,495 $11,059,331 Account Receivables $1,218,112 $1,203,323 Other Current Assets(1) $99,094 $1,973,806 Fixed Assets $54,781 $844,485 Other Assets(2) $1,911,715 $62,289,338 Liabilities and Equity $22,050,197 $77,370,283 Liabilities $1,521,064 $22,276,811 Current Liabilities $1,521,064 $17,900,125 Long-Term Liabilities (Deferred taxes) $4,376,686 Equity $20,499,133 $55,093,472 Common Stock $63,182 $126,280 Paid in Capital $21,883,593 $58,132,117 Accumulated Deficit ($1,436,387) ($3,128,117) Net Loss ($1,436,387) ($1,691,730) 1. Other current assets include Incremental Direct Costs, Prepaid License Fee, and other prepaid expenses . 2. Other assets include goodwill and intangible assets net of accumulated amortization, Merchant Reserve, Security Deposits and other misc. assets . Source: PDN

BOARD OF DIRECTORS * Donna Brazile Managing Director of Brazile & Associates LLC Donna Brazile is a veteran Democratic political strategist. She is the founder and managing director of Brazile & Associates LLC, a general consulting, grassroots advocacy, and training firm based in Washington, DC. Ms. Brazile also is an adjunct professor at Georgetown University, a syndicated columnist for Universal Uclick, Ms. Magazine, and O, the Oprah Magazine, a television political commentator on ABC and CNN, and the Vice Chair of Voter Registration and Participation at the Democratic National Committee. Previously she served as interim National Chair of the Democratic National Committee and former chair of the DNC’s Voting Rights Institute. In 2000, she was the first African-American to manage a presidential campaign while working for Vice President Al Gore. Randi Zuckerberg CEO of Zuckerberg Media Randi Zuckerberg is the founder and CEO of Zuckerberg Media, a digital and traditional media company, and Editor-in-Chief of Dot Complicated, an online community helping us navigate and “untangle” our wired, wonderful lives. Randi recently released her first books with HarperCollins, an adult non-fiction book also titled Dot Complicated, which addresses the multifaceted complications of our socially transparent world, and a children’s picture book, titled Dot. She also recently appeared on Broadway in Rock Of Ages as Regina. As an early marketing executive at Facebook, Randi created and ran the social media pioneer’s marketing programs. She led the company’s U.S. election and international politics strategy and created Facebook’s live streaming initiatives during the 2008 Presidential Inauguration. Randi was nominated for an Emmy Award in 2011 for her innovative coverage of the 2010 mid-term elections that integrated online and TV coverage in unique formats.

BOARD OF DIRECTORS * Daniel Marovitz Founder & CEO of buzzumi Mr. Marovitz is a director.  Mr Marovitz is a respected business leader, web entrepreneur, and banker.  He serves as the CEO of Faculty of 1000, a software and data publisher serving the biomedical world.  Prior to that he was founder and CEO of buzzumi, a start-up technology company he began in 2011 that delivered video conferencing-based solutions for the pharma and telemedicine industry, which was acquired by Faculty of 1000. From 2007-2011, he served as Managing Director, Global Head of Product Management and board member of the Global Transaction Bank of Deutsche Bank.  He started his career at Deutsche Bank in 2000 as the head of the Internet division and then went on to serve as the Chief Information Officer of the Investment Bank.  Prior to Deutsche Bank he was a member of the management team of iVillage.com and helped take the company public on NASDAQ. Marovitz began his career at Gateway, where he co-founded the Japanese subsidiary and later started Gateway.com, selling the first PC over the Internet and building it into a $750MM ecommerce business.  Marovitz is a published author and frequent conference speaker on both Internet and banking topics.  He is founding member of SWIFT’s Innotribe group, and a member of the BMW Young Leaders’ Forum. Star Jones President and National Spokesperson – Professional Diversity Network A former Senior Assistant District Attorney for the city of New York, Ms. Jones previously served as a Legal Correspondent, Analyst and highly sought after Television Personality over the last two decades. From 1997-2006, she was co-host of ABC’s hit daytime show The View. For her work in television, Ms. Jones has received nine Emmy nominations. Also an accomplished author, Ms. Jones has written three best-selling books and launched and supported numerous successful businesses. A prolific fundraiser for philanthropic causes, since 2011, Ms. Jones has been the face of the American Heart Association's (AHA) National Go Red efforts as a National Volunteer. Ms. Jones frequently lectures on a variety of topics, including law, politics, race, gender equality, networking, women’s empowerment, pop culture, fitness and heart health.

BOARD OF DIRECTORS * Stephen Pemberton VP & Chief Diversity Officer of Walgreens Mr. Pemberton is a director. In 2011, he joined Walgreen Co., a retail pharmacy company, as Divisional Vice-President and Chief Diversity Officer. From 2005 to 2010, Mr. Pemberton was Chief Diversity Officer and Vice-President of Diversity and Inclusion at Monster Worldwide.com. Mr. Pemberton is the author of the Best Selling Book, “A Chance In The World” and lectures across the nation on Diversity and Inclusion in the workplace. Andrea Sáenz First Deputy Commissioner at Chicago Public Library Ms. Sáenz is a director. Since May 2011, she has served as Chief of Staff for the Chicago Public Schools. From August 2010 to May 2011, Ms. Sáenz was Board Resident at the U.S. Department of Education. From July 2006 to August 2010, Ms. Sáenz was executive director for the Hispanic Alliance for Career Enhancement, a nonprofit organization dedicated to the advancement of Latino professionals. Prior to holding that position, she was a fellow at the University of Pennsylvania Fels Institute of Government. Ms. Sáenz began her career at Congreso de Latinos Unidos, an organization focusing on Latino-American communities. Matt B. Proman Chief Operating Officer – Professional Diversity Network Matthew B. Proman founded NAPW in October 2007 and served as its Chairman and Chief Executive Officer until merging with PDN in 2014.  Mr. Proman’s “hands-on,” entrepreneurial approach at NAPW includes his day-to-day operational leadership of NAPW’s sales, technology and marketing functions. Mr. Proman previously founded and led Cambridge Publishing Co., a publishing company specializing in business-to-business and business to consumer networking, from 2002 to 2007. Mr. Proman also devotes considerable time to a variety of charities such as Mount Sinai Hospital in New York City, the National Diabetes Foundation and the Jack Martin Foundation for Terminally Ill Children.

BOARD OF DIRECTORS * James Kirsch Chief Executive Officer and Chairman of the Board – Professional Diversity Network Mr. Kirsch has served as our Chief Executive Officer and as a member of our management board since 2008. Mr. Kirsch served as Chief Strategic Officer at AMightyRiver.com, a division of PDN from 2004 to 2008. From 1996 to 2001 Mr. Kirsch was the Chief Executive Officer of eSpecialty Brands, an online retail company. Additionally, Mr. Kirsch served as Chief Executive Officer at iMaternity.com, the ecommerce partner of iVillage.com from 1983 to 1996 and Manager, Vice President and Chief Operating Officer at Dan Howard Industries, a vertically integrated retailer of apparel. Mr. Kirsch served as Mayor Pro-Tem and City Councilman, Chairperson of the Finance Committee and Business Alliance in Highland Park, Illinois from 2001 to 2013. Barry Feierstein Barry is a Business consultant who began his career at McKinsey and Company. In additional to his consulting services he was employed at the University of Phoenix, an online institution of higher learning and a wholly owned subsidiary of the Apollo Group from 2010 to 2014, serving as the Chief Business Operating Officer. Prior to that, he served as Executive Vice President of Sales & Marketing for Sallie Mae, a student loan service company, from December 2007 to November 2009, and Senior Vice President of Private Credit Lending at Sallie Mae from January 2007 to December 2007.

SUMMARY Solid balance sheet supported by $11 million in cash with no debt and over $54.5 million of stockholders’ equity PDN is uniquely positioned to be the leading resource to reach and recruit diverse talent among the audience of almost 72MM women and 55MM diverse Americans in the US workforce* Intensifying regulations to hire diverse candidates has have intensified employers need for diversity recruitment outreach and hiring Increasing momentum: $8.3 million in unaudited sales bookings in the fourth quarter of 2014, versus $1.5 million during the fourth quarter of 2013, online recruitment gross profit margins of over 70% Registered users in 2014 increased 14%, with over 3.11MM users in our user base and over 600,000 in our NAPW database Proprietary technology now increasing web traffic, job seeker applications and operating efficiencies Currently providing diversity recruitment services for some of the nations largest employers * * Source: Catalyst.org